Prepaid Sales	12 Months Ended
Dec. 31, 2020
Disclosure of deferred income [Abstract]
Prepaid Sales	Prepaid Sales
In March 2016, the Company entered into Prepaid Sales transactions totalling $120 million, for the delivery of 103,266 ounces, with its RCF Bank Syndicate. During the year ended December 31, 2017, the Company entered into further Prepaid Sales contracts totalling $30 million for delivery of 25,282 ounces of gold. The Prepaid Sales, in the form of metal sales forward contracts, allowed the Company to deliver pre-determined volumes of gold on agreed future delivery dates in exchange for an upfront cash pre-payment. The full amount of the proceeds was recorded as a Prepaid Sales liability at the time of the transaction. Settlement is in the form of physical deliveries of unallocated gold from any of the Company’s mines.

During the year ended December 31, 2019, the Company delivered 25,282 ounces into contracts valued at $30 million. As the Company physically delivered ounces into the contracts, the portion of the Prepaid Sales relating to the delivered ounces was recognized as gold revenue in the Consolidated Statement of Operations. The Company delivered into all the remaining Prepaid sales contracts during the year-ended December 31, 2019 and had no contracts outstanding.